UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      the Securities exchange act of 1934


Date of Report (Date of earliest event reported): December 16, 2004
                                                 -------------------


                               BriteSmile, Inc.
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            (Exact name of registrant as specified in its charter)


                                Utah
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        (State or other jurisdiction of incorporation or organization)


    0-17594                                   87-0410364
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(Commission file number)             (I.R.S. Employer Identification No.)




 490 North Wiget Lane
 Walnut Creek, CA                                          94598
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 1.01         Entry Into a Material Definitive Agreement
Item 3.02         Unregistered Sales of Equity Securities

         On December 16, 2004, BriteSmile, Inc. (the "Company") entered into definitive agreements with seven investors (the "Investors") for the private placement (the "Note Offering") of $12 million in principal amount of Senior Convertible Notes (the "Notes").

         The Investors have the option within 180 days to purchase up to an additional $4 million in Notes on the same terms. The Investors include qualified institutional buyers and LCO Investments Limited, the Company's largest shareholder. The proceeds from the sale of the Notes will be used to fund the continuation of the Company's spa roll-out strategy, expansion of the International Associated Center footprint, the establishment of International spas, and for working capital purposes.

         The Notes accrue interest at 5% per annum, or 6 month LIBOR plus 300 basis points, whichever is greater (capped at 8%), payable in cash or registered Common Stock. The Notes are convertible into shares of the Company's Common Stock at a per share conversion price of $7.61, which is 115% of the volume-weighted average price of the Common Stock during the ten day period immediately prior to signing of the transaction documents. The Notes will be repaid in monthly installments over 36 months beginning in June 2006 in cash or registered stock. The Company also issued to the investors five year warrants to purchase up to 544,253 shares of Common Stock at an exercise price of $7.61 per share.

     Merriman Curhan Ford & Co., acted as the sole placement agent in the Note Offering.

         Pursuant to a Registration Rights Agreement between the Investors and the Company, the Company agreed to register with the Securities and Exchange Commission, within 120 days from the closing date, the shares of Common Stock into which the Notes are convertible and underlying the Warrants for offer and sale under the Securities Act of 1933, as amended.

         The terms of the Private Placement are set forth in full in the forms of Securities Purchase Agreement, Convertible Subordinated Note, Warrant to Purchase Common Stock, and Additional Investment Right filed as exhibits to this Report.

Item 9.01.  Exhibits.

Exhibit No.                        Description
___________                        ____________

(10) Form of Securities Purchase Agreement dated as of December 16, 2004, between the Company and the Investors, together with exhibits including form of Senior Convertible Note dated December 16, 2004, due December 16, 2009; form of Warrant to Purchase Common Stock of the Company dated December 16, 2004; and form of Additional Investment Right between the Company and the Investors (filed herewith).

(99) Press release dated December 17, 2004, issued by the Registrant (filed herewith).





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BriteSmile, Inc.


                                 By:   /s/ Kenneth A. Czaja
                                       ------------------------------------
                                       Kenneth A. Czaja
                                       Chief Financial Officer


Date: December 20, 2004

                                EXHIBIT INDEX


Exhibit No.
Under Reg.
S-K, Item 601               Description
_____________               ____________


(10) Form of Securities Purchase Agreement dated as of December 16, 2004, between the Company and the Investors, together with exhibits including form of Senior Convertible Note dated December 16, 2004, due December 16, 2009; form of Warrant to Purchase Common Stock of the Company dated December 16, 2004; and form of Additional Investment Right between the Company and the Investors (filed herewith).


(99) Press release dated December 17, 2004, issued by the Registrant.